CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Stockholders and Board of Directors
   Westside Energy Corporation
   Houston, Texas

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 our report dated April 5, 2004 included herein for the two years ended December 31, 2003.

We also consent to the references to us under the heading "Experts" in such Document.


November 22, 2004

Malone & Bailey, PLLC
www.malone-bailey.com
Houston, Texas